Quarterly Holdings Report
for
Fidelity® Sustainable Target Date 2020 Fund
December 31, 2025
FST20-NPRT3-0226
1.9909161.102
Bond Funds - 55.3%
	Shares	Value ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund (a)	25,365	249,595
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (a)	51,986	394,057
Fidelity Series International Developed Markets Bond Index Fund (a)	28,151	238,721
Fidelity Series Long-Term Treasury Bond Index Fund (a)	28,917	155,860
Fidelity Series Sustainable Investment Grade Bond Fund (a)	165,687	1,623,731
TOTAL BOND FUNDS (Cost $2,653,311)		2,661,964

Domestic Equity Funds - 23.3%
	Shares	Value ($)
Fidelity Series Sustainable U.S. Market Fund (a) (Cost $786,069)	68,202	1,121,923

International Equity Funds - 20.5%
	Shares	Value ($)
Fidelity Series Sustainable Emerging Markets Fund (a)	22,130	320,007
Fidelity Series Sustainable Non-U.S. Developed Markets Fund (a)	48,081	665,446
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $763,206)		985,453

Short-Term Funds - 0.9%
	Shares	Value ($)
Fidelity Series Treasury Bill Index Fund (a) (Cost $43,446)	4,367	43,498

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $4,246,032)	4,812,838
NET OTHER ASSETS (LIABILITIES) - 0.0%	(1,758)
NET ASSETS - 100.0%	4,811,080

Legend

(a)	Affiliated fund.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	39,051	224,623	12,149	5,064	(35)	(1,895)	249,595	25,365
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	183,594	251,482	38,471	15,897	(1,121)	(1,427)	394,057	51,986
Fidelity Series International Developed Markets Bond Index Fund	105,022	157,780	19,682	8,520	(307)	(4,092)	238,721	28,151
Fidelity Series Long-Term Treasury Bond Index Fund	66,880	123,957	35,247	4,656	(1,228)	1,498	155,860	28,917
Fidelity Series Sustainable Emerging Markets Fund	159,054	229,575	153,582	6,626	11,042	73,918	320,007	22,130
Fidelity Series Sustainable Investment Grade Bond Fund	721,081	1,074,756	190,434	49,543	(1,801)	20,129	1,623,731	165,687
Fidelity Series Sustainable Non-U.S. Developed Markets Fund	318,244	460,399	227,186	15,425	20,719	93,270	665,446	48,081
Fidelity Series Sustainable U.S. Market Fund	492,980	609,268	241,996	11,012	8,073	253,598	1,121,923	68,202
Fidelity Series Treasury Bill Index Fund	2,298	228,160	187,036	2,103	25	51	43,498	4,367
	2,088,204	3,360,000	1,105,783	118,846	35,367	435,050	4,812,838

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.